Exhibit 24.1

POWER OF ATTORNEY

EPL OIL & GAS, INC.

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gary C. Hanna and David P. Cedro, and each of them, his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and affix the undersigned’s name as a director of EPL Oil & Gas, Inc. (the “Company”), to (1) a Registration Statement on Form S-8, including any and all amendments and supplements, including post-effective amendments, thereto that relate to the registration under the Securities Act of 1933 of 1,100,000 shares of common stock, par value $0.001 per share, of the Company that may be issued pursuant to the Energy Partners, Ltd. 2009 Long Term Incentive Plan, as amended from time to time and (2) any and all amendments and supplements, including post-effective amendments, to the Registration Statement on Form S-8 (File No. 333-162185), and to file any of the foregoing, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Charles O. Buckner
CHARLES O. BUCKNER
Director

September 12, 2013

POWER OF ATTORNEY

EPL OIL & GAS, INC.

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gary C. Hanna and David P. Cedro, and each of them, his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and affix the undersigned’s name as a director of EPL Oil & Gas, Inc. (the “Company”), to (1) a Registration Statement on Form S-8, including any and all amendments and supplements, including post-effective amendments, thereto that relate to the registration under the Securities Act of 1933 of 1,100,000 shares of common stock, par value $0.001 per share, of the Company that may be issued pursuant to the Energy Partners, Ltd. 2009 Long Term Incentive Plan, as amended from time to time and (2) any and all amendments and supplements, including post-effective amendments, to the Registration Statement on Form S-8 (File No. 333-162185), and to file any of the foregoing, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Scott A. Griffiths
SCOTT A. GRIFFITHS
Director

September 12, 2013

POWER OF ATTORNEY

EPL OIL & GAS, INC.

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gary C. Hanna and David P. Cedro, and each of them, his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and affix the undersigned’s name as a director of EPL Oil & Gas, Inc. (the “Company”), to (1) a Registration Statement on Form S-8, including any and all amendments and supplements, including post-effective amendments, thereto that relate to the registration under the Securities Act of 1933 of 1,100,000 shares of common stock, par value $0.001 per share, of the Company that may be issued pursuant to the Energy Partners, Ltd. 2009 Long Term Incentive Plan, as amended from time to time and (2) any and all amendments and supplements, including post-effective amendments, to the Registration Statement on Form S-8 (File No. 333-162185), and to file any of the foregoing, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Steven J. Pully
STEVEN J. PULLY
Director

September 12, 2013

POWER OF ATTORNEY

EPL OIL & GAS, INC.

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gary C. Hanna and David P. Cedro, and each of them, his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and affix the undersigned’s name as a director of EPL Oil & Gas, Inc. (the “Company”), to (1) a Registration Statement on Form S-8, including any and all amendments and supplements, including post-effective amendments, thereto that relate to the registration under the Securities Act of 1933 of 1,100,000 shares of common stock, par value $0.001 per share, of the Company that may be issued pursuant to the Energy Partners, Ltd. 2009 Long Term Incentive Plan, as amended from time to time and (2) any and all amendments and supplements, including post-effective amendments, to the Registration Statement on Form S-8 (File No. 333-162185), and to file any of the foregoing, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ William F. Wallace
WILLIAM F. WALLACE
Director

September 12, 2013

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